BECK, MACK & OLIVER INTERNATIONAL FUND (the "Fund")

Supplement dated June 30, 2016 to the currently effective Prospectus for the Fund dated August 1, 2015, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Prospectus listed above and should be read in conjunction with the Prospectus.

At the June 9, 2016 in-person meeting of the Board of Trustees of Forum Funds (the "Trust"), Adalta Capital Management LLC ("Adalta") was appointed to serve as the investment adviser to the Fund, effective at the close of business on June 30, 2016, pursuant to an Interim Investment Advisory Agreement ("Interim Agreement") between Adalta and Forum Funds (the "Trust"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement, whichever is earlier.

As a result of the appointment of Adalta as the Fund's investment adviser, the Prospectus is hereby revised as follows:

1.	Name Change to Adalta International Fund

The Fund is hereby re-named the Adalta International Fund. Accordingly, all references to Beck, Mack & Oliver International Fund are replaced with Adalta International Fund.

2.	Footnote 2 of the "Fees and Expenses" section on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

(2) Adalta Capital Management LLC (the "Adviser" or "Adalta") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through at least July 31, 2017 (the "Expense Cap"). Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

3.	The last sentence of the first paragraph under the section "Performance Information" on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Updated performance information is available on a quarterly basis for the BM&O Partners Fund at www.beckmack.com or by calling (800) 943-6786 (toll free), with respect to both the BM&O Partners Fund and Adalta International Fund.

4.	The section entitled "Management" on page 6 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Adviser. Adalta Capital Management LLC is the Fund's investment adviser.

Portfolio Managers. Mr. David Rappa and Mr. Peter Vlachos are primarily responsible for the day-to-day management of the Fund. Mr. Rappa, Partner of the Adviser, has served as portfolio manager with respect to the Fund since 2005. Mr. Vlachos, Managing Director of the Adviser, has served as portfolio manager with respect to the Fund since its inception in 1993.

5.	The section entitled "Investment Adviser" on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Advisers

Adalta International Fund. Effective on June 30, 2016, Adalta Capital Management LLC, 452 Fifth Avenue, 14th Floor, New York, New York 10018 ("Adalta"), was appointed to serve as the investment adviser to the Adalta International Fund, formerly known as the Beck, Mack & Oliver International Fund, pursuant to an Interim Investment Advisory Agreement with Forum Funds on behalf of the Fund ("Interim Agreement").  The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement, whichever is earlier. Adalta was formed in 2016 and is a newly registered investment adviser with the Securities and Exchange Commission.

Subject to the general oversight of the Board, Adalta makes investment decisions for the Fund pursuant to the Interim Agreement. Adalta receives an annual advisory fee from the Fund at an annual rate equal to 1.50% of the Fund's average annual daily net assets under the terms of the Interim Agreement.

The actual advisory fee rate paid by the Fund to the Adalta International Fund's prior investment adviser, Beck, Mack & Oliver LLC, for the fiscal year ended March 31, 2016 was 0.87%. Adalta has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.50% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) through July 31, 2017 ("Expense Cap"). The Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Interim Agreement will be included in the Fund's semi-annual report to shareholders for the period ended September 30, 2016.

Beck, Mack & Oliver Partners Fund. The Fund's investment adviser is Beck, Mack & Oliver LLC ("BM&O"), 360 Madison Ave., 18th Floor, New York, New York 10017. BM&O has provided investment advisory and management services to clients since 1931.

BM&O is registered as an investment adviser under the Investment Advisers Act of 1940. BM&O has claimed an exclusion from regulation with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, BM&O makes investment decisions for the Fund pursuant to an investment advisory agreement between BM&O and the Trust, on behalf of the Fund (the "Advisory Agreement"). BM&O  receives an advisory fee at an annual rate equal to 1.00% of the average annual daily net assets of the Fund under the terms of the Advisory Agreement.

The actual advisory fee rate paid by the Fund to BM&O for the fiscal year ended March 31, 2016 was 0.56%. BM&O has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.00% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) through July 31, 2017 ("Expense Cap"). The Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement is included in the Fund's annual report to shareholders for the period ended March 31, 2016.

6.	The section entitled "Portfolio Managers" beginning on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Adalta International Fund. Messrs. David Rappa and Peter Vlachos are jointly responsible for the day-to-day management of the Fund and perform all the functions related to the management of the portfolio.

Mr. Rappa, Co-Portfolio Manager, has 18 years of experience in the investment industry and is responsible for the day-to-day management of the Fund's portfolio. Mr. Rappa served as a portfolio manager and an analyst during his tenure at Austin Investment Management, Inc. ("Austin") starting in 1997, and served in the same capacity as a Partner at Beck, Mack & Oliver, LLC prior to joining Adalta, where he is a Partner.

Mr. Vlachos, Co-Portfolio Manager, has 55 years of experience in the investment industry. Mr. Vlachos founded Austin in 1989 and the Fund in 1993, and is continuing as a co-manager of the Fund and as a portfolio manager and Managing Director at Adalta.

Beck, Mack & Oliver Partners Fund. Mr. Robert Beck is responsible for the day-to-day management of the Fund and performs all the functions related to the management of the portfolio. Mr. Beck, Portfolio Manager, has 35 years of investment management experience. Mr. Beck has been Senior Member of BM&O since 1998. Mr. Beck joined BM&O in 1986 and became a Member of the Partnership in 1988.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

7.	The "How to Contact the Funds" section on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Website Addresses (for the Beck, Mack & Oliver Partners Fund only):
www.beckmack.com

Telephone the Funds at:
(800) 943-6786

Write the Funds at:
Adalta International Fund
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:
Adalta International Fund
Beck, Mack & Oliver Partners Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire Investments (or ACH payments):
Please contact the transfer agent at (800) 943-6786 (toll free) to obtain the ABA routing number and account number for the Funds.

8.	The "Disclosure of Portfolio Holdings" section on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Disclosure of Portfolio Holdings.  A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

9.	The "Checks" subsection of the "Buying Shares" section on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Checks. Checks must be made payable to "Beck, Mack & Oliver Partners Fund" for the Beck, Mack & Oliver Partners Fund and to "Adalta International Fund" for the Adalta International Fund.  For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Beck, Mack & Oliver Partners Fund" for the Beck, Mack & Oliver Partners Fund and to "Adalta International Fund" for the Adalta International Fund.  A $20 charge may be imposed on any returned checks.

10.	The "Contacting the Funds" section on the back cover page of the Prospectus is deleted in its entirety and replaced with the following:

Contacting the Funds

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Adalta International Fund or Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, Maine 04112
(800) 943-6786 (toll free)

The Beck, Mack & Oliver Fund's Prospectus, SAI and annual and semi-annual reports are available, without charge, on the Adviser's website at: www.beckmack.com. Currently, the Adalta International Fund does not have a website.

For more information, please contact a Fund customer service representative toll free at
 (800) 943-6786.

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PLEASE RETAIN FOR FUTURE REFERENCE.

BECK, MACK & OLIVER INTERNATIONAL FUND (the "Fund")

Supplement dated June 30, 2016 to the currently effective Statement of Additional Information ("SAI") for the Fund dated August 1, 2015, as supplemented

At the June 9, 2016 in-person meeting of the Board of Trustees of Forum Funds (the "Trust"), Adalta Capital Management LLC ("Adalta") was appointed to serve as the investment adviser to the Fund, effective at  the close of business on June 30, 2016, pursuant to an Interim Investment Advisory Agreement ("Interim Agreement") between Adalta and Forum Funds (the "Trust"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement, whichever is earlier.

As a result of the appointment of Adalta as the Fund's investment adviser, the SAI is hereby revised as follows:

1.	Name Change to Adalta International Fund

The Fund is hereby re-named the Adalta International Fund. Accordingly, all references to the Beck, Mack & Oliver International Fund are replaced with Adalta International Fund.

2.	The "Investment Adviser" section on the front cover page of the SAI is hereby deleted in its entirety and replaced with the following:

Adalta Capital Management LLC
452 Fifth Avenue, 14th Floor
New York, New York 10018

Beck, Mack & Oliver LLC
360 Madison Ave., 18th Floor
New York, New York 10017
www.beckmack.com

3.	The "Ownership of Adviser" subsection of the "Investment Adviser" section on page 26 of the SAI is hereby deleted in its entirety and replaced with the following:

Ownership of Adviser.   Adalta Capital Management LLC is a limited liability company organized under the laws of the State of Delaware and controlled by Zoe Vlachos, and David Rappa. Beck, Mack & Oliver LLC is a limited liability company organized under the laws of New York and controlled by Robert C. Beck.

4.	The table in the section "Portfolio Manager Ownership in the Funds" on page 27 of the SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Beneficial Ownership as of June 29, 2016
	Adalta International Fund	Beck, Mack & Oliver Partners Fund
David Rappa	$100,001-$500,000	None
Peter Vlachos	$100,001-$500,000	None
Robert Beck	$100,001-$500,000	$100,001-$500,000

5.    The second paragraph under the subsection "I. Portfolio Holdings" of the "Portfolio Transactions" section on page 33 of the SAI is hereby deleted in its entirety and replaced with the following:

In addition, Beck, Mack & Oliver LLC may make publicly available, on a quarterly basis, information regarding the Beck, Mack & Oliver Partners Fund's holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information may be made available through Beck, Mack & Oliver LLC's website and may be released within 30 days of the quarter end.

6.   The last sentence under the subsection "D. Proxy Voting Procedures" of the "Other Matters" section on page 45 of the SAI is hereby deleted in its entirety and replaced with the following:

The Beck, Mack & Oliver Partners Fund's proxy voting record for the period ended June 30 is available on the Fund's website at www.beckmack.com. The Adalta International Fund's (formerly, Beck, Mack & Oliver International Fund) proxy voting record for the period ended June 30 is not available on the website because Adalta does not currently have a website for the Fund. Adalta Capital Management LLC's proxy voting procedures are included with this SAI supplement.

For more information, please contact a Fund customer service representative toll free at
 (800) 943-6786

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PLEASE RETAIN FOR FUTURE REFERENCE

Adalta Capital Management LLC
PROXY VOTING POLICIES & PROCEDURES

RATIONALE FOR PROXY POLICIES/ PROCEDURES
Our general policy is to vote proxies on behalf of our clients, unless otherwise requested by clients. We exercise our voting responsibilities as a fiduciary and in the best interests of our clients.

PROXY VOTING PROCEDURES

1.	We will identify a person, herein referred to as a Proxy Ballot Administrator (PBA), to control this process.

2.
Accounts for which proxies are to be voted: We are required to vote the proxies for common shares held in ERISA accounts and the Adalta International Fund. For all other accounts, we have the option of passing the voting responsibility to the client. In actual practice, we have opted to provide our clients with the choice of voting the proxies themselves or having us do it.

3.
Audit requirements: All accounts for which we have voting responsibility will be checked every day for indications that a proxy statement is available requiring action by a certain date. (We will outsource this procedure.)

4.
Upon notification of a requirement for voting, a composite ballot covering all topics and all relevant accounts will be prepared. The PBA will check with the Chief Compliance Officer as to whether there is any relationship or other information concerning the Firm, the issuer and the client that could give rise to a conflict of interest or the appearance of a conflict of interest. The Chief Compliance Officer will then check the incoming ballot against the conflict and restricted securities lists maintained by the Firm. Where such actual or apparent conflict of interest may be considered to exist, the Chief Compliance Officer will follow the Resolution of Conflicts procedure below. This ballot, together with a copy of the proxy statement, will be forwarded to the appropriate investment professional for review and disposition of voting. The person assigned to the task of voting on proxy issues will complete the ballot, sign it, and return it to the PBA. In cases where a resolution falls outside policy guidelines, the matter should be discussed by all members present at our weekly meeting and be resolved at that time.

Results of these deliberations should be filed along with documents relevant to proxy matters.

5.
The PBA will insure that the ballot is returned and completed by the deadline for voting. A log will be maintained identifying the dates the proxy was received, voted and returned to the appropriate agent. Furthermore, a record of all votes for all subject accounts will be kept and be available for inspection.

6.	This voting record will also be available to respond to client inquiries about our vote on particular resolutions. Such inquiries should be directed to the PBA.

PROXY VOTING POLICY
The guideline that will apply to the proxy issues enumerated in the following paragraphs is that all voting is to be exercised only in the clients' best interest. All other issues will be subordinated to the exercise of our fiduciary duty on behalf of the funds that clients have entrusted to our management.

Routine Management Proposals
•	These proposals typically do not change corporate structure, by‐laws or operations to the disadvantage of shareholders. They include:
o	Approval of auditors
o	Election of Directors
o	Indemnification provisions for directors/officers
o	Liability limitations of directors/officers
o	Name changes
o	Fiscal year changes

•	Given the routine nature of these proposals, proxies will nearly always be voted with management.

Non‐Routine Management Proposals
•
This category includes issues that would or could alter corporate or capital structure or operations. These proposals generally will be voted "in favor" if deemed to be in the best interests of the shareholders. Proposals in this category would likely address matters including:

o	Mergers and Acquisitions
o	Restructuring
o	Re‐Incorporation
o	Changes in capital structure
o	Compensation of executives/directors

Proposals Affecting Corporate Governance
•	These proposals would generally be voted "against" the actions being proposed and would include those affecting:
o	Poison pills
o	Greenmail or dual class voting
o	Supermajority voting
o	Golden parachutes/severance packages
o	Classified/staggered Boards of Directors

Social and Corporate Responsibility Proposals
•
Resolutions addressing matters under this heading are often proposed by shareholders. These proposals will be examined individually and our votes will be based on serving the best interest of our clients.

o	Expensing stock option grants (generally we would vote to expense grants)
o	Charitable giving *
o	Gender issues*
o	Boycotts of specific countries/ industries*
*(generally we would expect to vote against these proposals)

Resolution of Conflicts
•
Where the interests of the person assigned to the task of voting or the Firm may conflict with those of a client, the person assigned to the task of voting must not be influenced in such a vote by the interests of the Firm or the person assigned to the task of voting. The person assigned to the task of voting must not vote any proxy on behalf of a client if the person assigned to the task of voting reasonably believes that he or she could not exercise independent judgment on behalf of the client.

•	Where an actual or apparent conflict of interest may be considered to exist, the Chief Compliance Officer will discuss with Firm Management whether any of the following actions are appropriate:
1.	disclosures of the circumstances to the client and obtaining the client's consent to such a vote;
2.	whether to obtain the voting recommendation of an independent third party;
3.	whether the proposed vote of the Portfolio Manager is in the best interests of the client;
4.	whether the Portfolio Manager should abstain from voting.
The Chief Compliance Officer shall maintain a written record of each such discussion and the actions taken as a result thereof, and, with respect to the Fund, shall report such action on the Firm's quarterly report to the Fund's Board.